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                                  EXHIBIT 23.6


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                                                                    EXHIBIT 23.6



                           CONSENT OF DAVID M. THOMAS

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.

                                                       /s/ David M. Thomas
                                                       --------------------
                                                           David M. Thomas

Dated: June 24, 1997